Blue Ridge Bankshares, Inc. Investor Presentation First Quarter 2020 Exhibit 99.1

Safe Harbor Regarding Forward-Looking Statements This presentation contains forward-looking statements regarding the Company. Forward-looking statements are typically identified by words such as “believe,” “expect”, “anticipate”, “intend”, “target”, “estimate”, “continue”, “positions”, “prospects”, “potential”, “would”, “should”, “could”, “will” or “may”. These statements include, without limitation, the Company’s expectations regarding its future financial performance. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, and these statements may not be realized. The following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the impact of the ongoing COVID-19 pandemic; (2) the businesses of the Company and/or Virginia Community Bank (“VCB”) may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (3) expected revenue synergies and cost savings from the VCB merger may not be fully realized or realized within the expected timeframe; (4) revenues following the VCB merger may be lower than expected; (5) customer and employee relationships and business operations may be disrupted by the VCB merger; (6) changes in interest rates, general economic conditions, legislation and regulation, and monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury, Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System; (7) the quality and composition of the loan and securities portfolios, demand for loan products, deposit flows, competition, and demand for financial services in the Company’s market areas; (8) the implementation of new technologies, and the ability to develop and maintain secure and reliable electronic systems; (9) accounting principles, policies, and guidelines; and (10) other risk factors detailed from time to time in filings made by the Company with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed might not occur, and you should not put undue reliance on any forward-looking statements. Disclosure

P Experienced Management Team Prior senior leadership roles at significantly larger institutions In total, management has more than 125 years of banking industry experience Investment Highlights P Industry Momentum Pipeline of talented bankers that want to join due to energy, passion, and vision of board Reputation continues to draw interest from strategic partners P Proven Performance Since 2015, total assets have grown by more than 280% while net income has expanded at a 5.8% CAGR(1) Remained profitable throughout the 2008 financial crisis (1) Based on annualized YTD 2020 net income through Q1 2020. Sources: SNL Financial P Unique Community Banking Model Greater revenue diversity for a community bank our size (over 40% fee-based) Local market teams capable of outmaneuvering larger banks More sophistication and product breadth than smaller banks P Strong Credit Quality Over the past 10 years, annual net charge-offs have not exceeded 0.52% of average loans Conservative provisioning policies with YTD loan loss provisions exceeding net charge-offs by over 200% P Capacity to Grow Our Franchise Strong fundamentals to support active M&A and organic growth Passionate, talented, and diverse associates Ample expansion opportunities in target markets throughout Virginia and North Carolina P Growing Fee-Based Business Continued expansion of our mortgage business Opportunity to increase customer stickiness and ROI through the cross-selling of our p-card, payroll solution capabilities, and insurance P Favorable Market Trends Benefits from continued growth in population and business activity in key markets in Virginia and North Carolina Strong growth tailwinds for our fee-based businesses Commercial banking efforts focused on the #1 and #3 states in CNBC’s 2019 America’s Top States for Business

Corporate Profile Locations Map #3 community bank market share(1) in Charlottesville, VA MSA, #4 in Harrisonburg , and Martinsville, VA MSAs Significant deposit upside in attractive MSAs 14 Virginia branches, 1 in North Carolina 15 mortgage offices in NC, VA, MD, and SC $769.2 million $1.03 billion Charlottesville, Virginia 258 FTEs $761.0 million Chartered in 1893 as the Page Valley Bank of Virginia History Footprint Deposits Market Share Assets Headquarters Employees Gross Loans Virginia & Maryland 14 bank branches 7 mortgage offices North Carolina 1 bank branch 7 mortgage offices Bank Branch Mortgage Office (1) Excludes banks with more than $10 billion in total assets; deposit data as of 6/30/2019. Source: S&P Global Market Intelligence. Company financials as of March 31, 2020. Not pictured – One mortgage office in Hilton Head Island, South Carolina

Financial Highlights Annualized Source: Company financials Tangible book value per common share is a non-GAAP calculation. See Appendix for reconciliation between GAAP and Non-GAAP disclosures.

# Management Team

BLUE RIDGE BANK



**Brian K. Plum**
*President & CEO*

- President and CEO of Blue Ridge Bankshares, Inc. since December 2014
- Previously served as CFO and Chief Administrative Officer of Blue Ridge Bankshares, Inc. from 2007-2014
- Holds a BS in Accounting and Economics from Eastern Mennonite University, a MS in Accounting from James Madison University, and a MBA from the Darden School of Business at the University of Virginia
- More than 13 years experience in the commercial banking industry, and 17 years working with mortgage banking



**Gary R. Shook**
*Chief Operating Officer*

- Chief Operating Officer of Blue Ridge Bankshares, Inc. and President of Blue Ridge Bank since April 2018
- President and CEO of Middleburg Bank, a division of Access National Bank, Chairman and CEO of Middleburg Investment Group, Chairman, Middleburg Trust Company and Director and Executive Committee member of Access National Corporation until March 2018
- Holds a BA in History from the University of Virginia
- More than 37 years experience in the banking industry



**James McCarty**
*Chief Administrative Officer*

- Chief Administrative Officer since January 2020
- Previously Executive Vice President and Chief Administrative Officer at Bank of Clarke County/Eagle Financial Services, Inc.
- Holds a BS in Accounting from Virginia Tech and MBA from Shenandoah University
- More than 28 years experience in the banking industry



**E. Neal Crawford, Jr.**
*CEO, Hampton Roads Market*

- Chief Executive Officer of the Carolina State Bank division since November 2018 and Hampton Roads since January 1, 2020
- Previously Chief Executive Officer and President of Towne Financial Services from June 2016 – December 2017
- Before its sale to TowneBank, spent 10+ years at Chesapeake, VA based Monarch Financial Holdings, rising to President in 2010
- Holds a BSBA in Finance from East Carolina University and is a graduate of the Stonier Graduate School of Banking at the University of Pennsylvania
- More than 34 years experience in the banking industry in both Virginia and North Carolina



**Amanda G. Story**
*Chief Financial Officer*

- Chief Financial Officer since 2014
- Previously at audit and tax advisory firm Brown, Edwards & Company, LLP in Harrisonburg, VA from 2006 to 2014
- Holds a BA in Business Administration with a concentration in Accounting from Bridgewater College
- More than 13 years of bank related accounting experience

5

BRBS Mission Statement and Core Values 127 Years of Customer Service Mission Statement Our mission is to create financial value and opportunity for our shareholders, customers, employees, and communities by providing evolving, flexible, and customized solutions for the needs of our clients ….and to have fun while doing it. Act with integrity Value those around you Serve others Commit to success Create solutions Celebrate achievement Enjoy every day Core Values

Branch operations redirected to drive-thru and digital channels beginning mid-March Lending focus shifted from loan originations to portfolio maintenance and protection Working with borrowers on loan deferrals up to six months depending on borrower industry Reduce noninterest expenses, including personnel costs Reduce cost of funds and extend liability pricing Utilize the Paycheck Protection Program (“PPP”) to help borrowers in need COVID-19 Response

The Company received Small Business Administration (“SBA”) approval for over 2,100 loans totaling approximately $341.0 million as of April 29, 2020 Estimated SBA processing fees earned by the Company approximate $9.0 million PPP loans, which have a statutory loan interest rate of 1.00%, largely funded using the Federal Reserve Paycheck Protection Program Liquidity Facility, which provides 100% funding at a cost of 0.35% The Company will aggressively pursue the loan forgiveness feature of PPP loans among its borrowers PPP loans do not count toward bank regulatory ratios, so no capital charge for their inclusion on the balance sheet Paycheck Protection Program

Lower Cost of Deposits Responded promptly to Federal Reserve rate cuts Cost of Deposits (Quarter Ended March 31, 2020): 0.95% Cost of Deposits (Month Ended April 30, 2020): 0.75% Stronger Liquidity Profile Response to COVID-19 pandemic Obtained $95 million in March and April Diverse sources and terms Long-Term Low-Cost Funding Swapped $65 million of Federal Home Loan Bank borrowings into 7-10 year term at less than 1.00% Extended $50 million in outstanding swaps for an additional 10 years at less than 1.00% Balance Sheet Management

# Markets of Operation – Virginia & Maryland

BLUE RIDGE BANK

## Northern VA / Southern MD

- Area contains the largest MSA by population in the Southeastern U.S. and sixth largest in the U.S.
- The region is considered one of the wealthiest in the Southeast with a median household income of $107K, which is approximately 62% greater than the national average
- Economic prospects are expected to remain robust with the recent Amazon HQ2 announcement and strong base of federal government employment

## Southeastern VA

- The region is home to the 7th busiest port in the U.S. with approximately 1.3 million TEUs imported during 2018[1]
- The area's economy is heavily influenced by the largest concentration of military personnel outside of the Pentagon[2]
- The region is home to a young populace, median age of 37.1 years vs. national average of 38.2 years, with above average incomes, median household income of ~$66K vs. national median household income of ~$61K [2]

## North Central VA

- The region maintains a well-educated workforce as it is home to top U.S. universities, including the University of Virginia and James Madison University
- Charlottesville and Harrisonburg MSAs are expected to exceed U.S. population growth between 2020 – 2025
- The region maintains a stable and diverse economy buoyed by education, manufacturing, and medical services sectors

## South Central VA

- The Martinsville MSA is projected to have 10.5% growth in median household income from 2020 – 2025, exceeding the national average
- Limited banking competition within the area provides a source of low-cost and sticky deposits



Washington
Richmond
VIRGINIA
Chesapeake Bay
esri

Bank Branch

Mortgage Office

**Virginia Ranked America's Top State for Business in 2019 by CNBC**

© 2020 S&P Global Market Intelligence All rights reserved. USGS, NOAA

(1) Source: Logistics Management
(2) Source: Virginia Beach Economic Development
Map Source: S&P Global Market Intelligence

10

Greensboro MSA emerging logistical and transportation hub on East Coast More than $10.2 billion of adjusted gross income has migrated into the area since 1992(1) The region provides a high quality of life, enticing people from around the U.S. and students from nearby high caliber universities such as Duke, UNC, and Wake Forest to settle within the area Markets of Operation – North Carolina Fayetteville is heavily influenced by U.S. military presence, providing significant economic exposure to a non-cyclical industry Wilmington MSA projected 5-year population growth of 7.1% more than doubles the national average (1) Sourced from howmoneywalks.com; includes data for Forsyth, Davidson, Guilford, Randolph, Alamance, Chatham, Orange, Durham, and Wake counties Map Source: S&P Global Market Intelligence North Central NC South Central NC North Carolina Ranked #3 in America’s Top States for Business in 2019 by CNBC Bank Branch Mortgage Office

Deposit Portfolio Source: SNL Financial, Company financials. Financial data as of or for the quarter ended March 31, 2020 Deposit Funded Balance Sheet Growth ($ millions) 2015 – Q1 2020 CAGR Total CAGR: 29.7%   For the Quarter Ended ($000), YoY   3/31/20 3/31/19 Change (%) Noninterest bearing DDA 178,482 83,543 113.6 Interest bearing DDA 262,721 129,801 102.4 Savings 65,230 28,745 126.9 Time 262,727 182,434 44.0 Total Deposits 769,160 424,523 81.2 Cost of Deposits 0.95% 1.17% Focus and incentives are built around Noninterest DDA growth, which is and has been our stated #1 strategic goal.

Held-for-Investment Loan Portfolio Note: Excludes loans held-for-sale. Source: SNL Financial, Company financials. Financial data as of or for the quarter ended March 31, 2020. NAICS coding in Company’s loan accounting system. Strong and Stable Total Loan Growth ($ millions) 2015 – Q1 2020 CAGR Total CAGR: 29.7%   For the Quarter Ended ($000), YoY   3/31/20 3/31/19 Change (%) 1-4 Family 195,297 154,104 26.7 Construction & Development 60,592 25,983 133.2 Commercial & Industrial 85,204 41,830 103.7 CRE & Multifamily 282,563 168,065 68.1 Consumer 39,277 30,862 27.3 Other 8,002 10,243 (21.9) Gross Loans 670,935 431,087 55.6 Loan Yield 5.38% 5.40% Industry by NAICS Code Number of Borrowers Total Loan Balance Hotels and Motels 15 $13,403,144 Bed & Breakfasts 4 2,670,167 All Other Traveler Accommodations 4 3,330,022 Food Service Contractors 1 1,468,043 Full-Service Restaurants 15 5,058,068 Limited-Service Restaurants 7 2,579,146 TOTAL 46 $28,508,590

Consistent Balance Sheet Growth Note: Core deposits defined as total deposits less brokered and listing service deposits. Source: SNL Financial and Company financials ($ in millions)

Robust and Consistent Profitability * - 2020 numbers annualized for YTD results through Q1. See Appendix for reconciliation of Non-GAAP Disclosures 2016 includes merger costs of $1.9 million associated with the acquisition of River Bancorp, Inc.(“RBI”), 2019 and 2020 includes merger costs of $1.7 million and $284 thousand, respectively, related to the acquisition of Virginia Community Bankshares, Inc. (“VCB”) Return on Average Assets (%) Return on Average Tangible Common Equity (%) Net Income Available to Common (000s) Net Income (000s)

Asset Quality and Credit Culture Source: Company financials. Bank-level data. * - Includes loans marked with a credit mark in the acquisition of RBI in 2016 and VCB in 2019. Credit Mark for RBI and VCB at March 31, 2020 was $159 thousand and $1.8 million, respectively. Commentary Net Charge-offs/Average Loans (Annualized) Limited net charge-off history as NCOs / Avg. loans haven’t exceeded 0.30% over the past five quarters and 0.52% over the past 10 years Modest uptick in NPAs starting in 2016 was related to two isolated credits where the expected loss is minimal Nonperforming Assets/Assets (%) ALLL/Held-for-Investment Loans*

Per Share Growth * - 2020 data as of March 31, 2020. Earnings per share annualized based on net income through March 31, 2020. See Appendix for reconciliation of Non-GAAP disclosures. Source: Company financials. Note: BRBS issued common stock in late Q4 2014/Q1 2015, Q1 2019, and Q4 2019. New shares issued equaled 49.07%, 55.02%, and 30.21% of prior to issuance total, respectively. Tangible Book Value Per Share Earnings Per Share

# Robust Fee Platform

BLUE RIDGE BANK

## Strategy

- Focus on business lines that supplement and support the core commercial banking model:
  - **Mortgage**: Countercyclical in nature and purchases remain very human process. Added wholesale mortgage functionality with LenderSelect Mortgage Group integration in January 2020.
  - **MoneyWise Payroll**: 80% ownership. Scalable with minimal cost increases and another customer touchpoint. Integrated with commercial account analysis structure in Q1 2019, so clients can get "free" payroll services with significant NIDDA account balance.
  - **Card Division**: Card platform comparable to much larger banks' functionality. Customer touchpoint that drives relationship stickiness and interchange income. Institutional focus on bank acquisition, enabling clients to provide card services while BRBS gains interchange income.
  - **Insurance**: Purchased 35% of Hammond Insurance in Q1 2019. Cross-sell opportunities for commercial clients and with mortgage originations. 25% Y-O-Y growth Q1 2020.
  - **Government-guaranteed loan sales**: Utilize loan programs to generate meaningful gains.

## Mortgage Volume by Month ($000s)



90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
January
February
March
April
May
June
July*
August
September
October
November
December
2018
2019
Retail 2020
Wholesale 2020
Total 2020

## Spread Tightening May Lead to Refi Opportunities



Trouble in Mortgages
Home loan rates haven't followed Treasury yields lower
Spread between mortgage rates and 10-year Treasury yields
3.00
2.50
2.00
1.50
1.00
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Source: Bloomberg

* - Washington DC based mortgage team joined in July 2018 and has since added an office in Virginia Beach.

18

Appendix

Reconciliation of Non-GAAP Disclosures Tangible Book Value Per Share Q1 2020   2019   2018   2017   2016   2015 (In thousands, except per share data) Common equity (GAAP) $ 90,274 $ 92,338 $ 39,620 $ 36,442 $ 33,627 $ 24,101 Less: Goodwill and Amortizable Intangibles (23,456) (23,633) (4,007) (3,931) (3,229) (366) Tangible common equity (non-GAAP) $ 66,818 $ 68,705 $ 35,613 $ 32,511 $ 30,398 $ 23,735 Total shares outstanding 5,661 5,659 2,793 2,766 2,737 2,102 Book value per share (GAAP) $ 15.95 $ 16.32 $ 14.19 $ 13.18 $ 12.29 $ 11.47 Tangible book value per share (non-GAAP) $ 11.80 $ 12.14 $ 12.75 $ 11.76 $ 11.11 $ 11.29 Return on Average Tangible Common Equity Q1 2020   2019   2018   2017   2016   2015 (In thousands, except per share data) Average equity (GAAP) $ 91,306 $ 65,979 $ 38,031 $ 35,034 $ 28,864 $ 24,444 Less: Average goodwill and average amortizable intangibles (23,545) (13,820) (3,969) (3,580) (1,798) (366) Average tangible common equity (non-GAAP) $ 67,762 $ 52,159 $ 34,062 $ 31,454 $ 27,066 $ 24,078 Net income $ 841 $ 4,604 $ 4,573 $ 3,350 $ 689 $ 2,498 Return on average equity (GAAP) 3.68% 6.98% 12.02% 9.56% 2.39% 10.22% Return on average tangible common equity (non-GAAP) 4.96% 8.82% 13.42% 10.65% 2.54% 10.36% *Q1 2020 Annualized